UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1 ON
FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2010

FUQI INTERNATIONAL, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-33758	20-1579407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5/F., Block 1, Shi Hua Industrial Zone Cui Zhu Road North Shenzhen, 518019 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Company’s telephone number, including area code:	+86 (755) 2580-1888

N/A
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Fuqi International, Inc. (the “Company”) previously filed on October 7, 2010 a Current Report on Form 8-K (the “Original 8-K”) disclosing a change in its certifying accountant as a result of the merger (the “Merger”) between the Company’s independent registered public accounting firm, Stonefield Josephson, Inc., and Marcum LLP.  This Form 8-K/A is being filed to clarify that the name of the Company’s new independent registered public accounting firm as a result of the merger is Marcum LLP.  Item 4.01 of the Original 8-K is amended and restated in its entirety below.

Item 4.01	Changes in Registrant's Certifying Accountant

On October 1, 2010, Fuqi International, Inc. (the “Company”) was informed by its independent registered public accounting firm, Stonefield Josephson, Inc. ("Stonefield") that it has combined its practice with Marcum LLP (the "Merger") and began practicing as Marcum LLP effective as of October 1, 2010.  In light of the Merger, the Audit Committee of the Company's Board of Directors approved Marcum LLP as the Company’s independent registered public accounting firm effective as of October 1, 2010.

The principal accountant's reports of Stonefield on the financial statements of the Company as of and for the years ended December 31, 2008 and December 31, 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and December 31, 2007 and through October 1, 2010, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Stonefield's satisfaction, would have caused it to make reference thereto in connection with its reports on the financial statements for such years.

During the years ended December 31, 2008 and December 31, 2007 and through October 1, 2010, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K, except as follows:  Stonefield’s report dated March 30, 2009 on the Company’s internal control over financial reporting as of December 31, 2008, which was included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the Securities and Exchange Commission on March 31, 2009, expressed an adverse opinion on the effectiveness of the Company’s internal control over financial reporting due to the existence of the material weaknesses related to (i) the period end financial closing process and (ii) the revenue recognition cycle.

These material weaknesses were identified and described in “Management’s Assessment of Internal Control over Financial Reporting” under Item 9A(B) in the 2008 Form 10-K.  The Audit Committee of the Board of Directors of the Company discussed the subject matter of these material weaknesses with Stonefield.

During the years ended December 31, 2008 and December 31, 2007 and through October 1, 2010, the effective date of the Merger, the Company did not consult with Marcum LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stonefield with a copy of the foregoing disclosure and requested Stonefield to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated November 4, 2010 furnished by Stonefield, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 7.01	Regulation FD Disclosure

On November 4, 2010, the Company issued a press release that clarified the name of the Company’s new independent registered public accounting firm as a result of the merger is Marcum LLP.  A copy of the press release is attached to this Current Report on Form 8-K/A as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K/A, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
16.1	Letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission dated November 4, 2010.
99.1	Press release dated November 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2010	FUQI INTERNATIONAL, INC.

	By:	/s/ Frederick W. Wong
	Name	Frederick W. Wong
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Stonefield Josephson, Inc. to the Securities and Exchange Commission dated November 4, 2010.
99.1	Press release dated November 4, 2010.